EXHIBIT 99.1

KINDRED HEALTHCARE PRICES PUBLIC OFFERINGS OF

COMMON STOCK AND TANGIBLE EQUITY UNITS

LOUISVILLE, Ky. (November 19, 2014) – Kindred Healthcare, Inc. (“Kindred” or “the Company”) (NYSE:KND) today announced that it has priced concurrent underwritten public offerings of 5,000,000 shares of Kindred’s common stock and 150,000 tangible equity units. The common stock component was priced at a public offering price of $19.75 per share. Each tangible equity unit has a stated amount of $1,000 and is comprised of a prepaid stock purchase contract and a share of mandatory redeemable preferred stock, each issued by the Company. Each stock purchase contract is scheduled to settle on December 1, 2017 for between 43.0918 and 50.6329 shares of Kindred’s common stock (subject to customary anti-dilution adjustments), based upon the applicable market value of Kindred’s common stock. The mandatory redeemable preferred stock will have an initial liquidation preference of $201.58 and will be entitled to quarterly preferred stock installment payments at an annual rate of 7.50%. Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Guggenheim Securities, LLC and Morgan Stanley & Co. LLC are acting as book-running managers for the concurrent offerings.

The Company granted the underwriters a 30-day over-allotment option to purchase up to an additional 750,000 shares of Kindred’s common stock and a 13-day over-allotment option to purchase up to an additional 22,500 tangible equity units.

Kindred intends to use the net proceeds from these offerings to fund the acquisition of Gentiva Health Services, Inc. (“Gentiva”) and for general corporate purposes.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of the common stock, tangible equity units or any other security of Kindred, nor shall there be any sale of the common stock, tangible equity units or any other security of Kindred in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The offerings of common stock and tangible equity units (including the component prepaid stock purchase contracts and the mandatory redeemable preferred stock) are separate public offerings made pursuant to separate prospectus supplements under Kindred’s effective shelf registration statement that has been filed with the Securities and Exchange Commission (the “SEC”). These offerings are not contingent on the completion of each other or upon the completion of the acquisition of Gentiva.

Preliminary prospectus supplements and the accompanying prospectus related to these offerings have been filed with the SEC and are available on the SEC website, www.sec.gov. Copies of the preliminary prospectus supplements and the accompanying prospectus relating to these offerings may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by phone at 800-831-9146 or by email at prospectus@citi.com, and J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or by telephone at 866.803.9204.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s proposed

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680 South Fourth Street Louisville, Kentucky 40202

502.596.7300 www.kindredhealthcare.com

Kindred Healthcare Prices Public Offerings

November 19, 2014

business combination transaction with Gentiva (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding the Company’s (and the Company’s and Gentiva’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this press release concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of the Company (and the combined businesses of the Company and Gentiva), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans with respect to Gentiva to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the SEC.

Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that Gentiva’s stockholders do not approve the merger, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, uncertainties as to the timing of the merger, adverse effects on the Company’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, the risk that healthcare regulatory, licensure or other approvals and financing required for the consummation of the merger are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Gentiva’s businesses and operations with the Company’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on the Company’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-150 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of $5 billion and approximately 62,600 employees in 47 states. At September 30, 2014, Kindred through its subsidiaries provided healthcare services in 2,376 locations, including 97 transitional care hospitals, five inpatient rehabilitation hospitals, 99 nursing centers, 22 sub-acute units, 152 Kindred at Home hospice, home health and non-medical home care

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Kindred Healthcare Prices Public Offerings

November 19, 2014

locations, 102 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served 1,899 non-affiliated facilities. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for six years in a row, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve.

Contacts

Media Susan Moss Senior Vice President, Marketing and Communications Kindred Healthcare, Inc. 502-596-7296 or	Investors and Analysts Stephen Farber Executive Vice President, Chief Financial Officer Kindred Healthcare, Inc. 502-596-2525
Andrew Siegel / Nick Lamplough Joele Frank, Wilkinson Brimmer Katcher 212-355-4449

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